CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                          $1,092,250,000 (APPROXIMATE)
                               Subject to Revision

                     April 9, 2002- Computational Materials

Copyright 2002 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

                                   TERM SHEET
                                  APRIL 9, 2002

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                          $1,092,250,000 (APPROXIMATE)
                               SUBJECT TO REVISION

---------------------------------------------------------------------------------------------------
                         RATINGS           WAL       BOND                                EXPECTED
CLASS    AMOUNT ($)   (MOODY'S/S&P)     (YRS)(1)     TYPE              COUPON           MATURITY(1)
---------------------------------------------------------------------------------------------------
IA-1    130,750,000      Aaa/AAA          0.95        SEQ         1M Libor + [ ](2)       12/03
IA-2     40,250,000      Aaa/AAA          2.00        SEQ             Fixed(2)            7/04
IA-3     82,250,000      Aaa/AAA          3.00        SEQ             Fixed(2)            3/06
IA-4     60,000,000      Aaa/AAA          5.00        SEQ             Fixed(2)            9/08
IA-5     60,362,500      Aaa/AAA          8.89        SEQ            Fixed(2,3)           11/11
IA-6     41,512,500      Aaa/AAA          6.70        NAS             Fixed(2)            9/11
IM-1     11,250,000      Aa2/AA           6.39        MEZ             Fixed(2)            11/11
IM-2     10,125,000       A2/A            6.39        MEZ             Fixed(2)            11/11
IB        9,000,000     Baa2/BBB-         6.08        SUB             Fixed(2)            11/11

IIA-1   284,375,000      Aaa/AAA          2.59   Conforming PT   1M Libor + [ ](3,4)      6/09
IIA-2   284,375,000      Aaa/AAA          2.55      ARM PT       1M Libor + [ ](3,4)      6/09
IIM-1    32,500,000      Aa2/AA           4.86        MEZ        1M Libor + [ ](3,4)      6/09
IIM-2    26,000,000       A2/A            4.83        MEZ        1M Libor + [ ](3,4)      6/09
IIB      19,500,000     Baa2/BBB          4.41        SUB        1M Libor + [ ](3,4)      6/09
---------------------------------------------------------------------------------------------------

1 The Certificates will be priced at 20% HEP for fixed-rate collateral and at 27% CPR for the adjustable-rate collateral.
2     Subject to the Group I Net WAC Cap.
3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on each of the Class IIA-1 and Class IIA-2 Certificates will increase to 2x of their respective margins, and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x of their respective margins.
4     Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        2

TITLE OF CERTIFICATES:  Chase Funding Mortgage Loan Asset-Backed Certificates,
                        Series 2002-1, consisting of the following classes:
                        Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6
                        Class IM-1, Class IM-2
                        Class IB
                        (the "Group I Certificates")

                                  and

                        Class IIA-1, IIA-2
                        Class IIM-1, Class IIM-2
                        Class IIB
                        (the "Group II Certificates")

UNDERWRITER:             J.P. Morgan Securities Inc.

DEPOSITOR:               Chase Funding, Inc.

SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A., and JPMorgan Chase Bank.

SERVICER:                Chase Manhattan Mortgage Corporation

TRUSTEE:                 Citibank, N.A.

CUT-OFF DATE:            April 1, 2002

PRICING DATE:            On or about April 10, 2002

CLOSING DATE:            On or about April 19, 2002

DISTRIBUTION DATES:      Distribution of principal and interest on the
                         certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in May 2002.

ERISA CONSIDERATIONS:    The offered certificates will be ERISA eligible as of
                         the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                         Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:        The offered certificates will not constitute
                         "mortgage-related securities" for the purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        3

TAX STATUS:              For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                         ("REMIC").

OPTIONAL TERMINATION:    The Servicer has the option to exercise a call on each
                         loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of
                         (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage
                         Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

MORTGAGE LOANS:          The mortgage pool will consist of mortgage loans
                         ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate and fixed rate coupon group (Group II). Group II will further be divided into two sub-groups, referred to as Group IIA and Group IIB. Group IIA will consist of fixed rate second lien and adjustable rate first lien mortgage loans that conform to loan balance limits as defined by FHLMC. Group IIB will consist of first lien adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group IIA.

ADMINISTRATIVE FEES:     The Servicer and Trustee will be paid fees aggregating
                         approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        4

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
      --------------------------------------------------------------------

                              CERTIFICATE STRUCTURE
                              ---------------------

CREDIT ENHANCEMENT:      1) Excess interest
                         2) Over-Collateralization
                         3) Cross-Collateralization
                         4) Subordination

EXCESS INTEREST:         Excess interest cashflows from each group will be
                         available as credit enhancement for the related group.

OVER-COLLATERALIZATION:  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 1.00% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.50% of the aggregate principal balance of the Group II Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                         GROUP I CERTIFICATES

                         Initial: 1.00%

                         Target: 1.00% of original balance

                         Stepdown: 2.00% of current balance

                         Floor: 0.50% of original balance

                         (PRELIMINARY AND SUBJECT TO REVISION)


                         GROUP II CERTIFICATES

                         Initial: 0.50%

                         Target: 0.50% of original balance

                         Stepdown: 1.00% of current balance

                         Floor: 0.50% of original balance

                         (PRELIMINARY AND SUBJECT TO REVISION)


CROSS-COLLATERALIZATION: Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        5

                                 GROUP I - FIXED
                                 ---------------

GROUP I (FIXED) SUBORDINATION(1):       (Moody's/S&P)   GROUP I (Subordination)
                                        -------------   -----------------------

Class IA                                (Aaa/AAA)        7.75%
Class IM-1                              (Aa2/AA)         5.25%
Class IM-2                              (A2/A)           3.00%
Class IB                                (Baa2/BBB-)      1.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP I (FIXED) CLASS SIZES(1):         (Moody's/S&P)    GROUP I (Class Sizes)
                                        -------------    ---------------------

Class IA                                (Aaa/AAA)        92.25%
Class IM-1                              (Aa2/AA)          2.50%
Class IM-2                              (A2/A/A)          2.25%
Class IB                                (Baa2/BBB-)       2.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                 GROUP II - ARM
                                 --------------

GROUP II (ARM) SUBORDINATION(1):        (Moody's/S&P)   GROUP II (Subordination)
                                        -------------   ------------------------

Class IIA                               (Aaa/AAA)       12.50%
Class IIM-1                             (Aa2/AA)         7.50%
Class IIM-2                             (A2/A)           3.50%
Class IIB                               (Baa2/BBB)       0.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)


GROUP II (ARM) CLASS SIZES(1):          (Moody's/S&P)   GROUP II (Class Sizes)
                                        -------------   ----------------------

Class IIA                               (Aaa/AAA)       87.50%
Class IIM-1                             (Aa2/AA)         5.00%
Class IIM-2                             (A2/A)           4.00%
Class IIB                               (Baa2/BBB)       3.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)


(1) The subordination and class size percentages include the initial over-collateralization levels of 1.00% for Group I and 0.50% for Group II.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        6

                                     GROUP I
                                     -------

MORTGAGE LOANS:          Fixed-rate, first lien, sub-prime Mortgage Loans having
                         an aggregate stated principal balance as of the Cut-Off
                         Date of approximately $396,672,315.

PREPAYMENT
ASSUMPTION:              Fixed-rate collateral will be priced at 20% HEP (2.0% -
                         20% CPR Ramp over 10 months)

GROUP I NET WAC CAP:     The pass-through rate of each class of the Group I
                         Certificates will be subject to the "Group I Net WAC
                         Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage
                         Loans. Any interest shortfall due to the Group I Net
                         WAC Cap will not be reimbursed.

INTEREST ACCRUAL:        For the Class IA-1 Certificates, interest will
                         initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:           For Class IA-1, 0 days. For all other Group I
                         Certificates, 24 days.

INT. PMT. BASIS:         For Class IA-1, actual/360. For all other Group I
                         Certificates, 30/360.

COUPON STEP UP:          If the 10% clean-up call for the Group I Certificates
                         is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        7

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
      --------------------------------------------------------------------

                              GROUP I CERTIFICATES
                              --------------------

                        CLASS          CLASS       CLASS       CLASS       CLASS       CLASS       CLASS       CLASS       CLASS
                        IA-1           IA-2        IA-3        IA-4        IA-5        IA-6        IM-1        IM-2        IB
                        ------------------------------------------------------------------------------------------------------------
OFFER
SIZE ($)                130,750,000    40,250,000  82,250,000  60,000,000  60,362,500  41,512,500  11,250,000  10,125,000  9,000,000

EXPECTED RATINGS
MOODY'S                 Aaa            Aaa         Aaa         Aaa         Aaa         Aaa         Aa2         A2          Baa2
S&P                     AAA            AAA         AAA         AAA         AAA         AAA         AA          A           BBB-
COUPON                  1 ML + [ ](1)  Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1,2)  Fixed(1)    Fixed(1)    Fixed(1)    Fixed(1)

WEIGHTED AVERAGE LIFE   0.95           2.00        3.00        5.00        8.89        6.70        6.39        6.39       6.08
TO CALL (YRS.) (3)

WEIGHTED AVERAGE LIFE   0.95           2.00        3.00        5.00        10.87       6.70        6.85        6.68       6.10
TO MATURITY (YRS.) (3)

PAYMENT WINDOW          1-20/20        20-27/8     27-47/21    47-77/31    77-115/39   37-113/77   38-115/78   38-115/78   38-115/78
TO CALL (MOS.) (3)

PAYMENT WINDOW          1-20/20        20-27/8     27-47/21    47-77/31    77-235/159  37-113/77   38-165/128  38-148/111  38-123/86
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO    12/03          7/04        3/06        9/08        11/11       9/11        11/11       11/11       11/11
CALL (3)

EXPECTED MATURITY TO    12/03          7/04        3/06        9/08        11/21       9/11        1/16        8/14        7/12
MATURITY (3)

LAST SCHEDULED          2/17           2/17        12/23       9/28        2/32        8/13        2/32        2/32        2/32
DISTRIBUTION DATE (4)

(1)   Subject to the Group I Net WAC Cap.
(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.
(3)   Fixed-rate collateral will be priced at 20% HEP.
(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        8

                                    GROUP II
                                    --------

MORTGAGE-LOANS:          Adjustable-rate, first lien and fixed-rate, second
                         lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $588,231,578.

PREPAYMENT ASSUMPTION:   The Certificates will be priced at 20% HEP for
                         fixed-rate collateral and at 27% CPR for the adjustable-rate collateral

GROUP II AVAILABLE
FUNDS-CAP:               The pass-through rate of each class of the Group II
                         Certificates will be subject to the "Group II Available
                         Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                         Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
RATE-CAP:                The pass-through rate of each class of the Group II
                         Certificates will be subject to the "Group II Maximum
                         Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the Group II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

INTEREST ACCRUAL:        For all Group II Certificates, interest will initially
                         accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                         Distribution Date to (but excluding) the current
                         Distribution Date.

PAYMENT DELAY:           0 days

INT. PMT. BASIS:         Actual/360

SHORTFALL
REIMBURSEMENT:           If on any Distribution Date the pass-through rate on
                         the Group II Certificates is limited by the Group II
                         Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution
                         Dates together with accrued interest at the pass-through rate will be carried over to the next
                         Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II
                         Certificate Carryover will be paid once the Group II
                         Certificate principal balance has been reduced to zero.

COUPON STEP UP:          If the 10% clean-up call for the Group II Certificates
                         is not exercised on the first distribution date on which it is exercisable, (i) the margins on the Class
                         IIA-1 and Class IIA-2 Certificates will increase to 2x of their respective margins, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x of their respective margins.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        9

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
      --------------------------------------------------------------------

                              GROUP II CERTIFICATES
                              ---------------------

                                    CLASS                 CLASS                 CLASS
                                    IIA-1                 IIA-2                 IIM-1
---------------------------------------------------------------------------------------------------
OFFER
SIZE ($)                            284,375,000           284,375,000           32,500,000

EXPECTED RATINGS
MOODY'S                             Aaa                   Aaa                   Aa2
S&P                                 AAA                   AAA                   AA

COUPON                              1M Libor + [ ](1,2)   1M Libor + [ ](1,2)   1M Libor + [ ](1,3)

WEIGHTED AVERAGE LIFE TO CALL       2.59                  2.55                  4.86
(YRS.)(4)

WEIGHTED AVERAGE LIFE TO            2.83                  2.78                  5.31
MATURITY (YRS.)(4)

PAYMENT WINDOW                      1-86/86               1-86/86               39-86/48
TO CALL (MOS.)(4)

PAYMENT WINDOW                      1-191/191             1-187/187             39-144/106
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL (4)       6/09                  6/09                  6/09

EXPECTED MATURITY TO MATURITY (4)   3/18                  11/17                 4/14

LAST SCHEDULED DISTRIBUTION         2/32                  3/32                  3/32
DATE (5)

                                    CLASS                 CLASS
                                    IIM-2                 IIB
-----------------------------------------------------------------------------
OFFER
SIZE ($)                            26,000,000            19,500,000

EXPECTED RATINGS
MOODY'S                             A2                    Baa2
S&P                                 A                     BBB

COUPON                              1M Libor + [ ](1,3)   1M Libor + [ ](1,3)

WEIGHTED AVERAGE LIFE TO CALL       4.83                  4.41
(YRS.)(4)

WEIGHTED AVERAGE LIFE TO            5.14                  4.44
MATURITY (YRS.)(4)

PAYMENT WINDOW                      37-86/50              37-86/50
TO CALL (MOS.)(4)

PAYMENT WINDOW                      37-126/90             37-98/62
TO MATURITY (MOS.)(4)

EXPECTED MATURITY TO CALL (4)       6/09                  6/09

EXPECTED MATURITY TO MATURITY (4)   10/12                 6/10

LAST SCHEDULED DISTRIBUTION         3/32                  3/32
DATE (5)

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIA-1 and Class IIA-2 Certificates will increase to 2x of their respective margins.
(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x of their respective margins.
(4) The Certificates will be priced at 20% HEP for fixed-rate collateral and at 27% CPR for the adjustable-rate collateral.
(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        10

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
      --------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------

                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.
2.    Servicing Fees and Trustee Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates and Class IIA-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6.    Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.
9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        11

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
      --------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in May 2011, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Group I Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the May 2011 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A principal cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE
                          -----------------------------

                         May 2002 -- April 2005:     0%
                         May 2005 -- April 2007:    45%
                         May 2007 -- April 2008:    80%
                         May 2008 -- April 2009:   100%
                         May 2009 -- April 2011:   300%

                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
---------------------

1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
----------------------

1) The Group IIA Principal Distribution Percentage of (i) scheduled and unscheduled principal received from Group II mortgage loans and (ii) excess spread, if any, to the extent distributable as principal to restore O/C to the required level will be paid to the Class IIA-1 Certificates.

2) The Group IIB Principal Distribution Percentage of (i) scheduled and unscheduled principal received from Group II mortgage loans and (ii) excess spread, if any, to the extent distributable as principal to restore O/C to the required level will be paid to the Class IIA-2 Certificates.

Group IIA Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group IIA mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Group II mortgage loans and distributable on such Distribution Date.

Group IIB Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group IIB mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Group II mortgage loans and distributable on such Distribution Date.

                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        12

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

REQUIRED SUBORDINATION LEVELS*
------------------------------

Group I                                   Group II
-------                                   --------

Class A               15.50%              Class A         25.00%
Class M-1             10.50%              Class M-1       15.00%
Class M-2              6.00%              Class M-2        7.00%
Class B                2.00%              Class B          1.00%
*Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)
                  THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

                         i) The Distribution Date is on or after the May 2005 Distribution Date; and

                         ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                         iii) A Trigger Event does not exist (a Trigger Event exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                      (PRELIMINARY AND SUBJECT TO REVISION)

                         THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                         For each loan group, the later of (i) the May 2005 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                         Group I Senior                    Group II Senior
                         Specified Enhancement             Specified Enhancement
                         Percentage:                       Percentage:
                         ---------------------             ---------------------
                         15.50%                            25.00%
                         Or                                Or
                         (6.75% + 1.00%)*2                 (12.00% +0.50%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS:              The Certificates will be offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:          The following tables describe the mortgage loans and
                         the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        13

FURTHER
INFORMATION:             Please call Matt Whalen at (212) 834-5157, Martin
                         Friedman at (212) 834-5727, Paul Park at (212)
                         834-5033, Chris Schiavone at (212) 834-5372, Fred
                         Hubert at (212) 834-5170, Alan Chan at (212) 834-5936,
                         or Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        14

J.P. MORGAN SECURITIES INC.

      ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                                     GROUP I

                                 SUMMARY REPORT

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance        $396,672,315
Aggregate Original Principal Balance           $397,835,796
Number of Mortgage Loans                              3,276
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     MINIMUM        MAXIMUM          AVERAGE (1)
                                     -------        -------          -----------

Original Principal Balance           $11,000       $760,000             $121,439
Outstanding Principal Balance        $10,919       $757,967             $121,084
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        WEIGHTED
                                     MINIMUM        MAXIMUM          AVERAGE (2)
                                     -------        -------          -----------

Original Term (mos)                       60            360                 295
Stated Remaining Term (mos)               57            360                 293
Expected Remaining Term (mos)             57            360                 293
Loan Age (mos)                             0              9                   2
Current Interest Rate                  6.000%        14.000%              7.876%
Original Loan-to-Value                  5.88%         95.00%              70.57%
Credit Score (3)                         482            809                 660
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    EARLIEST         LATEST
                                    --------         ------

Origination Dates                    06/2001        02/2002
Maturity Dates                       12/2006        03/2032
--------------------------------------------------------------------------------

-----------------------------------------------------------
LIEN POSITION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
First Lien                                           100.0%
-----------------------------------------------------------

-----------------------------------------------------------
OCCUPANCY                             PERCENT OF LOAN GROUP
---------                             ---------------------
Owner-occupied                                        96.1%
Second Home                                            0.5%
Investment                                             3.4%
-----------------------------------------------------------

-----------------------------------------------------------
DOCUMENTATION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Full Documentation                                    79.7%
24 Month Bank Statement                                9.4%
Reduced Documentation                                  1.2%
Stated Income                                          9.7%
-----------------------------------------------------------

-----------------------------------------------------------
YEAR OF ORIGINATION                   PERCENT OF LOAN GROUP
-------------------                   ---------------------
2001                                                  36.5%
2002                                                  63.5%
-----------------------------------------------------------

-----------------------------------------------------------
LOAN PURPOSE                          PERCENT OF LOAN GROUP
------------                          ---------------------
Purchase                                               5.1%
Refinance - Rate/Term                                 11.7%
Refinance - Cashout                                   83.1%
-----------------------------------------------------------

-----------------------------------------------------------
                                      PERCENT OF LOAN GROUP
                                      ---------------------
Single Family Detached                                86.8%
Two- to Four- family Dwelling Unit                     5.9%
Planned Unit Development                               3.0%
Condominium                                            2.6%
Co-op                                                  0.1%
Manufactured Housing                                   1.4%
Small Mixed Use                                        0.2%
-----------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        15

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                                     GROUP I

                             CURRENT MORTGAGE RATES
                             ----------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

6.000% to 6.499%                         122           $18,457,330          4.7%
6.500% to 6.999%                         558           118,628,795         29.9
7.000% to 7.499%                         289            40,521,594         10.2
7.500% to 7.999%                         458            58,148,030         14.7
8.000% to 8.499%                         306            33,644,226          8.5
8.500% to 8.999%                         461            45,553,169         11.5
9.000% to 9.499%                         309            26,054,365          6.6
9.500% to 9.999%                         352            27,314,240          6.9
10.000% to 10.499%                       178            13,379,017          3.4
10.500% to 10.999%                       133             8,703,266          2.2
11.000% to 11.499%                        57             3,509,485          0.9
11.500% to 11.999%                        36             1,912,609          0.5
12.000% to 12.499%                        12               612,671          0.2
12.500% to 12.999%                         1                45,489          0.0
13.000% to 13.499%                         1                41,890          0.0
13.500% to 13.999%                         2                89,650          0.0
14.000% to 14.499%                         1                56,490          0.0
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

Mortgage Rates Range is from: 6.000% to 14.000%
Weighted Average is: 7.876%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

57 to 60                                   3               $89,819          0.0%
61 to 72                                   2                88,959          0.0
73 to 84                                   8               366,014          0.1
97 to 108                                  1                24,228          0.0
109 to 120                               112             6,384,958          1.6
121 to 132                                 1                39,718          0.0
133 to 144                                 6               509,279          0.1
145 to 156                                 4               349,892          0.1
169 to 180                               953            90,138,452         22.7
181 to 192                                 4               228,102          0.1
193 to 204                                 2                71,107          0.0
205 to 216                                 3               378,068          0.1
217 to 228                                 1               169,199          0.0
229 to 240                               554            62,345,952         15.7
289 to 300                                13             1,170,257          0.3
301 to 312                                 2               190,764          0.0
313 to 324                                 1                85,184          0.0
325 to 336                                 3               526,585          0.1
337 to 348                                 1                76,707          0.0
349 to 360                             1,602           233,439,074         58.8
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

Remaining Term Range is from (Months): 57 to 360
Weighted Average is (Months): 293


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        16

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE         NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP


$100,000 or Less                       1,792          $107,859,394         27.2%
$100,001 to $150,000                     660            80,441,764         20.3
$150,001 to $200,000                     350            60,690,972         15.3
$200,001 to $250,000                     176            39,082,491          9.9
$250,001 to $300,000                      74            20,342,132          5.1
$300,001 to $350,000                      73            24,037,854          6.1
$350,001 to $400,000                      59            22,372,741          5.6
$400,001 to $450,000                      47            19,907,429          5.0
$450,001 to $500,000                      44            21,179,570          5.3
$750,001 to $800,000                       1               757,967          0.2
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

Original Mortgage Loan Principal Balance Range is from: $11,000 to $760,000 Average is: $121,439

                              PRODUCT TYPE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5 to 9 Year Fixed                         14              $569,019          0.1%
10 to 14 Year Fixed                      123             7,283,847          1.8
15 to 19 Year Fixed                      570            45,338,309         11.4
20 to 24 Year Fixed                      554            62,345,952         15.7
25 to 29 Year Fixed                       20             2,049,497          0.5
30 Year Fixed                          1,602           233,439,074         58.8
Balloon Loan                             393            45,646,618         11.5
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                     392           $39,124,013          9.9%
12 Months                                 78            11,706,702          3.0
24 Months                                  4               572,052          0.1
36 Months                                262            26,727,047          6.7
60 Months                              2,540           318,542,501         80.3
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 57 months.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        17

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                     GROUP I
                               STATE DISTRIBUTIONS
                               -------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Arizona                                   55            $6,242,422          1.6%
Arkansas                                  36             2,206,003          0.6
California                               545           130,116,264         32.8
Colorado                                  64            11,267,959          2.8
Connecticut                               35             4,082,639          1.0
Delaware                                  16             2,192,242          0.6
District of Columbia                       5               987,644          0.2
Florida                                  448            41,214,065         10.4
Georgia                                  118            10,844,179          2.7
Hawaii                                     3               598,724          0.2
Idaho                                      8               640,930          0.2
Illinois                                 110            11,064,034          2.8
Indiana                                  181            14,063,654          3.5
Iowa                                       6               397,830          0.1
Kansas                                    18               978,699          0.2
Kentucky                                  30             2,524,962          0.6
Louisiana                                 88             7,059,480          1.8
Maine                                     15             1,248,471          0.3
Maryland                                  52             5,724,373          1.4
Massachusetts                             43             6,465,314          1.6
Michigan                                 145            11,559,788          2.9
Minnesota                                 35             3,729,613          0.9
Mississippi                               37             2,865,940          0.7
Missouri                                  68             4,319,805          1.1
Montana                                    8               783,378          0.2
Nebraska                                   9               457,164          0.1
Nevada                                    16             2,238,167          0.6
New Hampshire                             23             2,720,607          0.7
New Jersey                               117            16,080,415          4.1
New Mexico                                20             1,449,289          0.4
New York                                 241            32,068,311          8.1
North Carolina                            24             1,868,026          0.5
North Dakota                               1                58,748          0.0
Ohio                                      95             7,418,321          1.9
Oklahoma                                  33             1,948,275          0.5
Oregon                                    25             2,659,439          0.7
Pennsylvania                             106             8,157,168          2.1
Rhode Island                               5               482,252          0.1
South Carolina                            49             3,438,974          0.9
South Dakota                               3               358,643          0.1
Tennessee                                136             9,553,530          2.4
Texas                                     15             1,270,714          0.3
Utah                                       4               335,487          0.1
Vermont                                   13             1,429,367          0.4
Virginia                                  72             8,220,071          2.1
Washington                                46             7,124,952          1.8
West Virginia                             14               856,695          0.2
Wisconsin                                 30             2,498,299          0.6
Wyoming                                   10               800,991          0.2
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        18

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                     GROUP I

                              LOAN-TO-VALUE RATIOS
                              --------------------

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                           424           $44,473,449         11.2%
50.01% to 55.00%                         161            22,242,778          5.6
55.01% to 60.00%                         209            32,492,857          8.2
60.01% to 65.00%                         280            39,086,641          9.9
65.01% to 70.00%                         327            41,282,829         10.4
70.01% to 75.00%                         367            43,998,845         11.1
75.01% to 80.00%                         584            69,322,758         17.5
80.01% to 85.00%                         443            49,165,965         12.4
85.01% to 90.00%                         383            42,160,113         10.6
90.01% to 95.00%                          98            12,446,080          3.1
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

Loan-to-Value Ratios Range is from: 5.88% to 95.00%
Weighted Average is: 70.57%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

0                                          7              $694,400          0.2%
1                                        924           113,914,817         28.7
2                                      1,190           145,415,460         36.7
3                                      1,037           123,036,410         31.0
4                                        106            12,578,127          3.2
5                                          6               449,497          0.1
6                                          3               423,620          0.1
9                                          3               159,984          0.0
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

Weighted Average Age (Months) is: 2


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        19

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                     GROUP I

                              CREDIT SCORE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                                 9              $437,124          0.1%
482 to 500                                 2                47,438          0.0
501 to 550                               376            30,793,382          7.8
551 to 600                               644            57,527,037         14.5
601 to 650                               829            90,023,864         22.7
651 to 700                               714            95,921,466         24.2
701 to 750                               438            68,678,126         17.3
751 to 800                               252            50,998,785         12.9
801 to 809                                12             2,245,095          0.6
                                       -----          ------------        -----
TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====

Credit Score Range is from: 482 to 809
Weighted Average (scored loans only) is: 660

                              CREDIT GRADE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                   433           $63,806,904         16.1%
A0                                       871           134,344,155         33.9
A-                                       150            13,536,181          3.4
B                                        129            10,635,923          2.7
B-                                        33             2,139,507          0.5
C                                         61             2,841,051          0.7
C-                                         1                14,940          0.0
                                       -----          ------------        -----
SUB-TOTAL:                             1,678          $227,318,661         57.3%
                                       =====          ============        =====

CMMC CALL CENTER UNDERWRITING:
A1                                       798           $94,915,979         23.9%
A2                                       587            57,755,662         14.6
B1                                       189            14,916,564          3.8
B2                                        19             1,482,310          0.4
C1                                         4               228,430          0.1
C2                                         1                54,708          0.0
                                       -----          ------------        -----
SUB-TOTAL:                             1,598          $169,353,654         42.7%
                                       =====          ============        =====

TOTAL:                                 3,276          $396,672,315        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        20

J.P. MORGAN SECURITIES INC.

      ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                                 SUMMARY REPORT

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance             $588,231,578
Aggregate Original Principal Balance                $589,248,114
Number of Mortgage Loans                                   4,242
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         MINIMUM         MAXIMUM     AVERAGE (1)
                                         -------         -------     -----------
Original Principal Balance                $5,300      $1,000,000       $138,908
Outstanding Principal Balance             $5,267        $998,555       $138,668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      WEIGHTED
                                         MINIMUM         MAXIMUM     AVERAGE (2)
                                         -------         -------     -----------
Original Term (mos)                           60             360            355
Stated Remaining Term (mos)                   57             360            352
Expected Remaining Term (mos)                 57             360            352
Loan Age (mos)                                 0              12              2
Current Interest Rate                      5.999%         13.625%         8.521%
Initial Interest Rate Cap(3)               1.000%          3.000%         2.981%
Periodic Rate Cap(3)                       1.000%          1.500%         1.444%
Gross Margin(3)                            1.838%          9.750%         5.510%
Maximum Mortgage Rate(3)                  12.999%         20.625%        15.456%
Minimum Mortgage Rate(3)                   5.999%         13.625%         8.461%
Months to Roll(3)                              3              60             38
Original Loan-to-Value(4)                   9.86%         100.00%         77.00%
Credit Score (5)                             486             807            612
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        EARLIEST          LATEST
                                        --------          ------
Origination Dates                        03/2001         02/2002
Maturity Dates                           01/2007         03/2032
--------------------------------------------------------------------------------

-----------------------------------------------------------
LIEN POSITION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
First Lien (Adjustable Rate)                          97.6%
Second Lien (Fixed Rate)                               2.4%
-----------------------------------------------------------

-----------------------------------------------------------
OCCUPANCY                             PERCENT OF LOAN GROUP
---------                             ---------------------
Owner-occupied                                        94.2%
Second Home                                            0.9%
Investment                                             4.9%
-----------------------------------------------------------

-----------------------------------------------------------
DOCUMENTATION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Full Documentation                                    65.1%
24 Month Bank Statement                               11.4%
Reduced Documentation                                  1.5%
Stated Income                                         22.0%
-----------------------------------------------------------

-----------------------------------------------------------
YEAR OF ORIGINATION                   PERCENT OF LOAN GROUP
-------------------                   ---------------------
2001                                                  39.3%
2002                                                  60.7%
-----------------------------------------------------------

-----------------------------------------------------------
LOAN PURPOSE                          PERCENT OF LOAN GROUP
------------                          ---------------------
Purchase                                              22.0%
Refinance - Rate/Term                                  9.1%
Refinance - Cashout                                   69.0%
-----------------------------------------------------------

-----------------------------------------------------------
PROPERTY TYPE                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Single Family Detached                                85.5%
Two- to Four-family Dwelling Unit                      7.4%
Planned Unit Development                               2.6%
Condominium                                            3.4%
Co-op                                                  0.0%
Manufactured Housing                                   1.0%
-----------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Adjustable Rate Loans only.
(4) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.
(5)   Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        21

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                             CURRENT MORTGAGE RATES
                             ----------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5.500% to 5.999%                      2             $665,329        0.1%
6.000% to 6.499%                    118           31,304,397        5.3
6.500% to 6.999%                    167           35,660,628        6.1
7.000% to 7.499%                    228           45,169,142        7.7
7.500% to 7.999%                    486           86,406,964       14.7
8.000% to 8.499%                    500           81,983,051       13.9
8.500% to 8.999%                    746          100,135,886       17.0
9.000% to 9.499%                    570           73,936,808       12.6
9.500% to 9.999%                    625           76,313,800       13.0
10.000% to 10.499%                  275           26,334,704        4.5
10.500% to 10.999%                  223           15,794,713        2.7
11.000% to 11.499%                  106            6,611,582        1.1
11.500% to 11.999%                  109            4,479,910        0.8
12.000% to 12.499%                   41            1,561,695        0.3
12.500% to 12.999%                   34            1,347,009        0.2
13.000% to 13.499%                    9              382,417        0.1
13.500% to 13.999%                    3              143,544        0.0
                                  -----         ------------      -----
TOTAL:                            4,242         $588,231,578      100.0%
                                  =====         ============      =====

Mortgage Rates Range is from: 5.999% to 13.625%
Weighted Average is: 8.521%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP


49 to 60                                   2               $36,743          0.0%
61 to 72                                   2                57,168          0.0
73 to 84                                   3                61,268          0.0
85 to 96                                   1                15,303          0.0
109 to 120                                38             1,337,637          0.2
145 to 156                                 1                36,549          0.0
169 to 180                               329            11,793,624          2.0
229 to 240                                90             5,057,656          0.9
289 to 300                                 3               343,292          0.1
337 to 348                                 1                78,572          0.0
349 to 360                             3,772           569,413,767         96.8
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====

Remaining Term Range is from (Months): 57 to 360
Weighted Average is (Months): 352


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        22

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE         NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

$100,000 or Less                       1,887          $113,611,628         19.3%
$100,001 to $150,000                     912           113,177,495         19.2
$150,001 to $200,000                     601           104,618,643         17.8
$200,001 to $250,000                     307            68,966,695         11.7
$250,001 to $300,000                     191            52,566,623          8.9
$300,001 to $350,000                     160            52,260,232          8.9
$350,001 to $400,000                      68            25,374,459          4.3
$400,001 to $450,000                      43            18,339,651          3.1
$450,001 to $500,000                      60            29,016,627          4.9
$550,001 to $600,000                       2             1,169,623          0.2
$600,001 to $650,000                       2             1,240,743          0.2
$650,001 to $700,000                       1               670,738          0.1
$700,001 to $750,000                       2             1,458,307          0.2
$900,001 to $950,000                       3             2,765,887          0.5
$950,001 to $1,000,000                     3             2,994,227          0.5
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====

Original Mortgage Loan Principal Balance Range is from: $5,300 to $1,000,000 Average is: $138,908

                              PRODUCT TYPE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5 to 9 Year Fixed                          8              $170,481          0.0%
10 to 14 Year Fixed                       35             1,064,482          0.2
15 Year Fixed                            309            10,329,735          1.8
20 Year Fixed                             68             2,346,820          0.4
Balloon Loan                               2               110,969          0.0
Six Month LIBOR Loan                       9             2,772,723          0.5
1/29 LIBOR Loan                           22             5,525,136          0.9
2/28 LIBOR Loan                        1,734           238,938,202         40.6
3/27 LIBOR Loan                          665           102,118,296         17.4
5/25 LIBOR Loan                        1,390           224,854,736         38.2
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                   1,384          $198,230,916         33.7%
12 Months                                  2               236,123          0.0
24 Months                                397            61,480,345         10.5
36 Months                              1,103           155,854,435         26.5
60 Months                              1,356           172,429,758         29.3
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 45 months.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        23

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                               STATE DISTRIBUTIONS
                               -------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Arizona                                   93            $9,550,149          1.6%
Arkansas                                  22             1,734,247          0.3
California                               712           158,455,156         26.9
Colorado                                 198            30,991,399          5.3
Connecticut                               48             9,408,500          1.6
Delaware                                  11             1,092,929          0.2
District of Columbia                      17             3,678,933          0.6
Florida                                  340            38,623,349          6.6
Georgia                                  116            14,096,118          2.4
Hawaii                                     2               638,494          0.1
Idaho                                     10             1,186,337          0.2
Illinois                                 242            32,175,693          5.5
Indiana                                   59             4,207,882          0.7
Iowa                                       3               135,806          0.0
Kansas                                    35             2,874,584          0.5
Kentucky                                  19             1,349,644          0.2
Louisiana                                 45             4,134,485          0.7
Maine                                      8             1,082,704          0.2
Maryland                                  56             7,989,595          1.4
Massachusetts                             81            12,709,082          2.2
Michigan                                 384            41,861,683          7.1
Minnesota                                110            14,134,276          2.4
Mississippi                               21             1,596,715          0.3
Missouri                                 261            20,493,916          3.5
Montana                                    2               590,359          0.1
Nebraska                                   5               244,704          0.0
Nevada                                    24             3,258,673          0.6
New Hampshire                             24             2,568,255          0.4
New Jersey                               200            31,929,659          5.4
New Mexico                                42             4,087,016          0.7
New York                                 245            41,878,284          7.1
North Carolina                            63             6,420,536          1.1
North Dakota                               2               106,517          0.0
Ohio                                      97             7,755,805          1.3
Oklahoma                                  36             2,826,560          0.5
Oregon                                    26             3,291,209          0.6
Pennsylvania                              42             3,482,473          0.6
Rhode Island                              12             1,270,414          0.2
South Carolina                            55             5,034,999          0.9
South Dakota                               1                82,747          0.0
Tennessee                                 78             7,310,821          1.2
Texas                                     56             5,908,039          1.0
Utah                                      22             2,651,706          0.5
Vermont                                   14             1,888,007          0.3
Virginia                                  69             9,336,456          1.6
Washington                               116            21,322,952          3.6
West Virginia                              7               431,086          0.1
Wisconsin                                103             9,534,720          1.6
Wyoming                                    8               817,902          0.1
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        24

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE              NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
RATIOS(1)                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                           185           $23,213,644          3.9%
50.01% to 55.00%                          68            10,017,626          1.7
55.01% to 60.00%                         145            23,991,092          4.1
60.01% to 65.00%                         204            33,322,761          5.7
65.01% to 70.00%                         355            50,468,123          8.6
70.01% to 75.00%                         565            81,204,201         13.8
75.01% to 80.00%                       1,103           162,783,519         27.7
80.01% to 85.00%                         703            97,865,365         16.6
85.01% to 90.00%                         661            90,426,390         15.4
90.01% to 95.00%                          96             9,583,276          1.6
95.01% to 100.00%                        157             5,355,582          0.9
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====

Loan-to-Value Ratios Range is from: 9.86% to 100.00%
Weighted Average is: 77.00%
Weighted Average for the Second Lien loans is: 87.16%
Weighted Average Junior Lien Ratio for the Second Lien loans is: 26.08%
(1) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

0                                          5              $295,800          0.1%
1                                      1,133           154,045,180         26.2
2                                      1,423           203,801,787         34.6
3                                      1,386           194,516,722         33.1
4                                        248            30,532,851          5.2
5                                         29             3,663,811          0.6
6                                         14               900,321          0.2
7                                          1               240,418          0.0
10                                         1                39,797          0.0
11                                         1               116,319          0.0
12                                         1                78,572          0.0
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        25

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                              CREDIT SCORE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                                23            $1,756,164          0.3%
486 to 500                                21             2,415,964          0.4
501 to 550                               967           116,420,404         19.8
551 to 600                             1,120           158,485,672         26.9
601 to 650                               993           141,599,576         24.1
651 to 700                               752           105,822,785         18.0
701 to 750                               256            40,388,445          6.9
751 to 800                               107            20,482,762          3.5
801 to 807                                 3               859,806          0.1
                                       -----          ------------        -----
TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====

Credit Score Range is from: 486 to 807
Weighted Average (scored loans only) is: 612

                              CREDIT GRADE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                   477           $79,469,581         13.5%
A0                                     1,824           293,357,804         49.9
A-                                       444            64,272,481         10.9
B                                        416            51,607,826          8.8
B-                                       122            12,537,377          2.1
C                                        206            19,946,430          3.4
C-                                         5               336,874          0.1
                                       -----          ------------        -----
SUB-TOTAL:                             3,494           521,528,373         88.7%
                                       =====          ============        =====

CMMC CALL CENTER UNDERWRITING:
A1                                       295            17,565,138          3.0%
A2                                       301            33,531,374          5.7
B1                                       120            12,443,669          2.1
B2                                        24             2,509,509          0.4
C1                                         4               319,672          0.1
C2                                         4               333,844          0.1
                                       -----          ------------        -----
SUB-TOTAL:                               748            66,703,205         11.3%
                                       =====          ============        =====

TOTAL:                                 4,242          $588,231,578        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        26

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES (1)               MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

12.500% to 12.999%                         2              $665,329          0.1%
13.000% to 13.499%                       120            32,405,246          5.6
13.500% to 13.999%                       167            35,660,628          6.2
14.000% to 14.499%                       227            44,502,455          7.8
14.500% to 14.999%                       484            86,694,280         15.1
15.000% to 15.499%                       494            81,448,928         14.2
15.500% to 15.999%                       729            99,815,042         17.4
16.000% to 16.499%                       551            73,222,608         12.8
16.500% to 16.999%                       588            74,561,272         13.0
17.000% to 17.499%                       244            25,458,125          4.4
17.500% to 17.999%                       151            13,249,153          2.3
18.000% to 18.499%                        35             4,245,630          0.7
18.500% to 18.999%                        15             1,372,486          0.2
19.000% to 19.499%                         4               279,834          0.0
19.500% to 19.999%                         5               375,869          0.1
20.000% to 20.499%                         3               187,020          0.0
20.500% to 20.999%                         1                65,187          0.0
                                       -----          ------------        -----
TOTAL:                                 3,820          $574,209,092        100.0%
                                       =====          ============        =====

Maximum Mortgage Rate Range is from: 12.999% to 20.625%
Weighted Average is: 15.456%
(1)   Adjustable Rate Loans Only


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        27

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP II

                              NEXT ADJUSTMENT DATE
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
NEXT ADJUSTMENT DATE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

July 2002                                  4            $1,690,537          0.3%
August 2002                                1               110,230          0.0
September 2002                             3               913,931          0.2
November 2002                              1                58,025          0.0
December 2002                              1               269,490          0.0
January 2003                               5               682,420          0.1
February 2003                              9             2,194,337          0.4
March 2003                                 7             2,378,889          0.4
April 2003                                 1                78,572          0.0
September 2003                             1               240,418          0.0
October 2003                               3               114,791          0.0
November 2003                              2               232,249          0.0
December 2003                            125            14,814,975          2.6
January 2004                             610            84,604,801         14.7
February 2004                            562            79,332,128         13.8
March 2004                               430            59,520,269         10.4
April 2004                                 1               116,319          0.0
May 2004                                   1                39,797          0.0
September 2004                             2               128,996          0.0
October 2004                               2               182,452          0.0
November 2004                              1               113,327          0.0
December 2004                             68             8,821,634          1.5
January 2005                             244            37,725,970          6.6
February 2005                            212            33,959,706          5.9
March 2005                               134            21,030,096          3.7
October 2006                               1               163,106          0.0
November 2006                              2               264,167          0.0
December 2006                            142            19,225,823          3.3
January 2007                             403            66,470,516         11.6
February 2007                            525            85,743,358         14.9
March 2007                               317            52,987,766          9.2
                                       -----          ------------        ------
TOTAL:                                 3,820          $574,209,092        100.0%
                                       =====          ============        ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        28

J.P. MORGAN SECURITIES INC.

ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                                 SUMMARY REPORT

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance             $295,516,403
Aggregate Original Principal Balance                $296,008,831
Number of Mortgage Loans                                   2,147
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          MINIMUM        MAXIMUM     AVERAGE (1)
                                          -------        -------     -----------
Original Principal Balance                $5,300        $500,000       $137,871
Outstanding Principal Balance             $5,267        $498,990       $137,642
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      WEIGHTED
                                           MINIMUM       MAXIMUM     AVERAGE (2)
                                           -------       -------     -----------
Original Term (mos)                           60             360            351
Stated Remaining Term (mos)                   57             359            348
Expected Remaining Term (mos)                 57             359            348
Loan Age (mos)                                 0              10              2
Current Interest Rate                      5.999%         13.625%         8.598%
Initial Interest Rate Cap(3)               1.000%          3.000%         2.989%
Periodic Rate Cap(3)                       1.000%          1.500%         1.444%
Gross Margin(3)                            1.838%          9.750%         5.530%
Maximum Mortgage Rate(3)                  12.999%         20.625%        15.478%
Minimum Mortgage Rate(3)                   5.999%         13.625%         8.480%
Months to Roll(3)                              5              59             37
Original Loan-to-Value(4)                   9.86%         100.00%         76.82%
Credit Score (5)                             492             807            608
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        EARLIEST          LATEST
                                        --------          ------
Origination Dates                        05/2001         02/2002
Maturity Dates                           01/2007         03/2032
--------------------------------------------------------------------------------

-----------------------------------------------------------
LIEN POSITION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
First Lien (Adjustable Rate)                          95.3%
Second Lien (Fixed Rate)                               4.7%
-----------------------------------------------------------

-----------------------------------------------------------
OCCUPANCY                             PERCENT OF LOAN GROUP
---------                             ---------------------
Owner-occupied                                        93.7%
Second Home                                            0.9%
Investment                                             5.3%
-----------------------------------------------------------

-----------------------------------------------------------
DOCUMENTATION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Full Documentation                                    63.8%
24 Month Bank Statement                               10.6%
Reduced Documentation                                  1.5%
Stated Income                                         24.2%
-----------------------------------------------------------

-----------------------------------------------------------
YEAR OF ORIGINATION                   PERCENT OF LOAN GROUP
-------------------                   ---------------------
2001                                                  38.7%
2002                                                  61.3%
-----------------------------------------------------------

-----------------------------------------------------------
LOAN PURPOSE                          PERCENT OF LOAN GROUP
------------                          ---------------------
Purchase                                              21.7%
Refinance - Rate/Term                                  8.6%
Refinance - Cashout                                   69.8%
-----------------------------------------------------------

-----------------------------------------------------------
PROPERTY TYPE                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Single Family Detached                                82.1%
Two- to Four-family Dwelling Unit                     10.9%
Planned Unit Development                               2.6%
Condominium                                            3.5%
Co-op                                                  0.1%
Manufactured Housing                                   0.8%
-----------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Adjustable Rate Loans only.
(4) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.
(5)   Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        29

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                             CURRENT MORTGAGE RATES
                             ----------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5.500% to 5.999%                           1              $215,777          0.1%
6.000% to 6.499%                          58            12,145,126          4.1
6.500% to 6.999%                          87            17,118,321          5.8
7.000% to 7.499%                         120            21,604,177          7.3
7.500% to 7.999%                         256            46,471,079         15.7
8.000% to 8.499%                         248            42,118,791         14.3
8.500% to 8.999%                         316            48,086,794         16.3
9.000% to 9.499%                         254            36,404,956         12.3
9.500% to 9.999%                         286            38,307,183         13.0
10.000% to 10.499%                       132            13,527,542          4.6
10.500% to 10.999%                       129             8,877,298          3.0
11.000% to 11.499%                        81             3,962,124          1.3
11.500% to 11.999%                        99             3,597,378          1.2
12.000% to 12.499%                        38             1,408,537          0.5
12.500% to 12.999%                        31             1,203,382          0.4
13.000% to 13.499%                         8               324,392          0.1
13.500% to 13.999%                         3               143,544          0.0
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

Mortgage Rates Range is from: 5.999% to 13.625%
Weighted Average is: 8.598%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

57 to 60                                   2               $36,743          0.0%
61 to 72                                   2                57,168          0.0
73 to 84                                   3                61,268          0.0
85 to 96                                   1                15,303          0.0
109 to 120                                36             1,173,730          0.4
145 to 156                                 1                36,549          0.0
169 to 180                               317            10,965,507          3.7
229 to 240                                76             3,677,763          1.2
289 to 300                                 1               155,669          0.1
349 to 359                             1,708           279,336,704         94.5
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

Remaining Term Range is from (Months): 57 to 359
Weighted Average is (Months): 348


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        30

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE         NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

$100,000 or Less                         822           $39,748,006         13.5%
$100,001 to $150,000                     353            45,848,722         15.5
$150,001 to $200,000                     451            79,959,259         27.1
$200,001 to $250,000                     307            68,966,695         23.3
$250,001 to $300,000                     191            52,566,623         17.8
$300,001 to $350,000                      12             3,806,071          1.3
$350,001 to $400,000                       5             1,829,498          0.6
$400,001 to $450,000                       2               858,955          0.3
$450,001 to $500,000                       4             1,932,573          0.7
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

Original Mortgage Loan Principal Balance Range is from: $5,300 to $500,000 Average is: $137,871

                              PRODUCT TYPE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5 to 9 Year Fixed                          8              $170,481          0.1%
10 to 14 Year Fixed                       35             1,064,482          0.4
15 Year Fixed                            309            10,329,735          3.5
20 Year Fixed                             68             2,346,820          0.8
Balloon Loan                               2               110,969          0.0
Six Month LIBOR Loan                       3               445,938          0.2
1/29 LIBOR Loan                            9             2,078,888          0.7
2/28 LIBOR Loan                          795           121,595,532         41.1
3/27 LIBOR Loan                          328            54,036,405         18.3
5/25 LIBOR Loan                          590           103,337,153         35.0
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                     672          $102,199,937         34.6%
12 Months                                  1               134,919          0.0
24 Months                                207            33,911,076         11.5
36 Months                                518            76,211,793         25.8
60 Months                                749            83,058,677         28.1
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

The weighted average prepayment penalty term with respect to the Conforming Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 44 months.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        31

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                               STATE DISTRIBUTIONS
                               -------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Arizona                                   41            $3,860,187          1.3%
Arkansas                                   5               414,552          0.1
California                               450            82,336,351         27.9
Colorado                                 120            17,867,777          6.0
Connecticut                               21             3,230,731          1.1
Delaware                                   6               529,879          0.2
District of Columbia                       8             1,552,155          0.5
Florida                                  157            17,423,580          5.9
Georgia                                   55             6,593,188          2.2
Hawaii                                     2               638,494          0.2
Idaho                                      5               160,555          0.1
Illinois                                 114            17,891,184          6.1
Indiana                                   22             1,570,199          0.5
Iowa                                       2                60,759          0.0
Kansas                                    13             1,231,340          0.4
Kentucky                                  11               596,472          0.2
Louisiana                                 17             1,493,923          0.5
Maine                                      5               618,592          0.2
Maryland                                  38             5,218,592          1.8
Massachusetts                             52             8,100,841          2.7
Michigan                                 173            19,886,635          6.7
Minnesota                                 49             6,183,398          2.1
Mississippi                                6               512,306          0.2
Missouri                                  80             5,640,363          1.9
Montana                                    1                90,843          0.0
Nebraska                                   2                59,918          0.0
Nevada                                     8             1,065,404          0.4
New Hampshire                             16             1,591,469          0.5
New Jersey                               135            20,721,094          7.0
New Mexico                                19             1,597,814          0.5
New York                                 151            24,318,220          8.2
North Carolina                            24             2,771,938          0.9
Ohio                                      40             2,752,583          0.9
Oklahoma                                  12             1,035,193          0.4
Oregon                                    11             1,047,996          0.4
Pennsylvania                              17             1,723,282          0.6
Rhode Island                               8               910,511          0.3
South Carolina                            23             2,375,753          0.8
Tennessee                                 38             3,800,433          1.3
Texas                                     13             1,825,679          0.6
Utah                                      12             1,491,323          0.5
Vermont                                    7               743,375          0.3
Virginia                                  32             3,867,945          1.3
Washington                                79            13,246,147          4.5
West Virginia                              3               164,847          0.1
Wisconsin                                 42             4,569,282          1.5
Wyoming                                    2               133,298          0.0
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        32

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                              LOAN-TO-VALUE RATIOS
                              --------------------

RANGE OF LOAN-TO-VALUE             NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RATIOS(1)                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                           115           $12,445,515          4.2%
50.01% to 55.00%                          39             5,149,955          1.7
55.01% to 60.00%                          88            12,006,694          4.1
60.01% to 65.00%                         133            16,616,985          5.6
65.01% to 70.00%                         223            27,663,553          9.4
70.01% to 75.00%                         324            42,990,069         14.5
75.01% to 80.00%                         456            79,173,492         26.8
80.01% to 85.00%                         294            45,352,819         15.3
85.01% to 90.00%                         263            44,590,109         15.1
90.01% to 95.00%                          55             4,171,631          1.4
95.01% to 100.00%                        157             5,355,582          1.8
                                       -----          ------------        ------
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        ======

Loan-to-Value Ratios Range is from: 9.86% to 100.00%
Weighted Average is: 76.82%
Weighted Average for the Second Lien loans is: 87.16%
Weighted Average Junior Lien Ratio for the Second Lien loans is: 26.08%
(1) With respect to the second lien loans, value is calculated using the combined loan-to-value ratio for such loans.

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

0                                          3              $111,000          0.0%
1                                        615            81,084,685         27.4
2                                        714           100,214,503         33.9
3                                        669            95,342,356         32.3
4                                        124            16,369,372          5.5
5                                         12             1,646,647          0.6
6                                          8               467,624          0.2
7                                          1               240,418          0.1
10                                         1                39,797          0.0
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

Weighted Average Age (Months) is: 2


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        33

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                              CREDIT SCORE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                                16            $1,447,717          0.5%
492 to 500                                 7               970,529          0.3
501 to 550                               474            64,520,573         21.8
551 to 600                               552            81,649,648         27.6
601 to 650                               485            66,576,146         22.5
651 to 700                               418            52,143,890         17.6
701 to 750                               145            20,234,764          6.8
751 to 800                                48             7,612,832          2.6
801 to 807                                 2               360,304          0.1
                                       -----          ------------        -----
TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====

Credit Score Range is from: 492 to 807
Weighted Average (scored loans only) is: 608

                              CREDIT GRADE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                   213           $35,341,667         12.0%
A0                                       870           143,009,330         48.4
A-                                       209            33,204,418         11.2
B                                        170            24,676,361          8.4
B-                                        60             7,202,335          2.4
C                                        128            12,828,693          4.3
C-                                         2               189,812          0.1
                                       -----          ------------        -----
SUB-TOTAL:                             1,652          $256,452,616         86.8%
                                       =====          ============        =====

CMMC CALL CENTER UNDERWRITING:
A1                                       258           $12,359,729          4.2%
A2                                       170            18,978,079          6.4
B1                                        52             6,172,495          2.1
B2                                        10             1,127,059          0.4
C1                                         2               150,605          0.1
C2                                         3               275,819          0.1
                                       -----          ------------        -----
SUB-TOTAL:                               495           $39,063,786         13.2%
                                       =====          ============        =====

TOTAL:                                 2,147          $295,516,403        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        34

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM MORTGAGE          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RATES (1)                        MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

12.500% to 12.999%                         1              $215,777          0.1%
13.000% to 13.499%                        58            12,145,126          4.3
13.500% to 13.999%                        87            17,118,321          6.1
14.000% to 14.499%                       120            21,604,177          7.7
14.500% to 14.999%                       253            46,602,868         16.6
15.000% to 15.499%                       243            42,018,830         14.9
15.500% to 15.999%                       299            47,343,254         16.8
16.000% to 16.499%                       235            35,690,756         12.7
16.500% to 16.999%                       250            37,132,879         13.2
17.000% to 17.499%                       101            12,650,963          4.5
17.500% to 17.999%                        57             6,331,739          2.2
18.000% to 18.499%                        10             1,596,172          0.6
18.500% to 18.999%                         5               489,954          0.2
19.000% to 19.499%                         1               126,676          0.0
19.500% to 19.999%                         2               232,241          0.1
20.000% to 20.499%                         2               128,996          0.0
20.500% to 20.999%                         1                65,187          0.0
                                       -----          ------------        -----
TOTAL:                                 1,725          $281,493,917        100.0%
                                       =====          ============        =====

Maximum Mortgage Rate Range is from: 12.999% to 20.625%
Weighted Average is: 15.478%
(1)   Adjustable Rate Loans Only


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        35

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIA

                              NEXT ADJUSTMENT DATE
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
NEXT ADJUSTMENT DATE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

August 2002                                1              $110,230          0.0%
September 2002                             2               335,708          0.1
December 2002                              1               269,490          0.1
January 2003                               1                89,808          0.0
February 2003                              3               689,186          0.2
March 2003                                 4             1,030,405          0.4
September 2003                             1               240,418          0.1
October 2003                               1                39,913          0.0
November 2003                              2               232,249          0.1
December 2003                             57             8,278,679          2.9
January 2004                             261            40,049,257         14.2
February 2004                            255            39,013,268         13.9
March 2004                               218            33,741,748         12.0
May 2004                                   1                39,797          0.0
September 2004                             2               128,996          0.0
October 2004                               1               146,823          0.1
December 2004                             28             4,372,125          1.6
January 2005                             121            20,094,561          7.1
February 2005                            105            17,289,492          6.1
March 2005                                70            11,964,611          4.3
October 2006                               1               163,106          0.1
December 2006                             60             9,518,485          3.4
January 2007                             178            31,810,469         11.3
February 2007                            214            38,903,292         13.8
March 2007                               137            22,941,802          8.2
                                       -----          ------------        -----
TOTAL:                                 1,725          $281,493,917        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        36

J.P. MORGAN SECURITIES INC.

ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                                 SUMMARY REPORT

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance              $292,715,175
Aggregate Original Principal Balance                 $293,239,283
Number of Mortgage Loans                                    2,095
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          MINIMUM         MAXIMUM    AVERAGE (1)
                                          -------         -------    -----------
Original Principal Balance                 $12,000     $1,000,000      $139,971
Outstanding Principal Balance              $11,985       $998,555      $139,721
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      WEIGHTED
                                          MINIMUM         MAXIMUM    AVERAGE (2)
                                          -------         -------    -----------
Original Term (mos)                            120            360           359
Stated Remaining Term (mos)                    117            360           357
Expected Remaining Term (mos)                  117            360           356
Loan Age (mos)                                   0             12             2
Current Interest Rate                        5.999%        13.375%        8.442%
Initial Interest Rate Cap                    1.000%         3.000%        2.972%
Periodic Rate Cap                            1.000%         1.500%        1.443%
Gross Margin                                 2.363%         9.750%        5.491%
Maximum Mortgage Rate                       12.999%        20.375%       15.435%
Minimum Mortgage Rate                        5.999%        13.375%        8.442%
Months to Roll                                   3             60            38
Original Loan-to-Value                       11.84%         95.00%        77.19%
Credit Score (3)                               486            806           616
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          EARLIEST         LATEST
                                          --------         ------
Origination Dates                          03/2001        02/2002
Maturity Dates                             12/2011        03/2032
--------------------------------------------------------------------------------

-----------------------------------------------------------
LIEN POSITION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
First Lien                                           100.0%
-----------------------------------------------------------

-----------------------------------------------------------
OCCUPANCY                             PERCENT OF LOAN GROUP
---------                             ---------------------
Owner-occupied                                        94.8%
Second Home                                            0.8%
Investment                                             4.4%
-----------------------------------------------------------

-----------------------------------------------------------
DOCUMENTATION                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Full Documentation                                    66.5%
24 Month Bank Statement                               12.2%
Reduced Documentation                                  1.5%
Stated Income                                         19.8%
-----------------------------------------------------------

-----------------------------------------------------------
YEAR OF ORIGINATION                   PERCENT OF LOAN GROUP
-------------------                   ---------------------
2001                                                  40.0%
2002                                                  60.0%
-----------------------------------------------------------

-----------------------------------------------------------
LOAN PURPOSE                          PERCENT OF LOAN GROUP
------------                          ---------------------
Purchase                                              22.3%
Refinance - Rate/Term                                  9.5%
Refinance - Cashout                                   68.1%
-----------------------------------------------------------

-----------------------------------------------------------
PROPERTY TYPE                         PERCENT OF LOAN GROUP
-------------                         ---------------------
Single Family Detached                                88.9%
Two- to Four-family Dwelling                           3.9%
Unit
Planned Unit Development                               2.7%
Condominium                                            3.4%
Manufactured Housing                                   1.1%
-----------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.
--------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        37

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                             CURRENT MORTGAGE RATES
                             ----------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE RATES                   MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

5.500% to 5.999%                           1              $449,552          0.2%
6.000% to 6.499%                          60            19,159,271          6.5
6.500% to 6.999%                          80            18,542,307          6.3
7.000% to 7.499%                         108            23,564,964          8.1
7.500% to 7.999%                         230            39,935,885         13.6
8.000% to 8.499%                         252            39,864,260         13.6
8.500% to 8.999%                         430            52,049,092         17.8
9.000% to 9.499%                         316            37,531,852         12.8
9.500% to 9.999%                         339            38,006,616         13.0
10.000% to 10.499%                       143            12,807,162          4.4
10.500% to 10.999%                        94             6,917,414          2.4
11.000% to 11.499%                        25             2,649,458          0.9
11.500% to 11.999%                        10               882,532          0.3
12.000% to 12.499%                         3               153,157          0.1
12.500% to 12.999%                         3               143,627          0.0
13.000% to 13.499%                         1                58,025          0.0
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

Mortgage Rates Range is from: 5.999% to 13.375%
Weighted Average is: 8.442%

                       REMAINING MONTHS TO STATED MATURITY
                       -----------------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
REMAINING TERM (MONTHS)          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

109 to 120                                 2              $163,908          0.1%
169 to 180                                12               828,117          0.3
229 to 240                                14             1,379,893          0.5
289 to 300                                 2               187,622          0.1
337 to 348                                 1                78,572          0.0
349 to 360                             2,064           290,077,064         99.1
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

Remaining Term Range is from (Months): 117 to 360
Weighted Average is (Months): 357


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        38

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
                    -----------------------------------------

RANGE OF ORIGINAL MORTGAGE         NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
$100,000 or Less                       1,065           $73,863,623         25.2%
$100,001 to $150,000                     559            67,328,772         23.0
$150,001 to $200,000                     150            24,659,384          8.4
$300,001 to $350,000                     148            48,454,160         16.6
$350,001 to $400,000                      63            23,544,961          8.0
$400,001 to $450,000                      41            17,480,696          6.0
$450,001 to $500,000                      56            27,084,054          9.3
$550,001 to $600,000                       2             1,169,623          0.4
$600,001 to $650,000                       2             1,240,743          0.4
$650,001 to $700,000                       1               670,738          0.2
$700,001 to $750,000                       2             1,458,307          0.5
$900,001 to $950,000                       3             2,765,887          0.9
$950,001 to $1,000,000                     3             2,994,227          1.0
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

Original Mortgage Loan Principal Balance Range is from: $12,000 to $1,000,000 Average is: $139,971

                              PRODUCT TYPE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PRODUCT TYPE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Six Month LIBOR Loan                       6            $2,326,785          0.8%
1/29 LIBOR Loan                           13             3,446,247          1.2
2/28 LIBOR Loan                          939           117,342,670         40.1
3/27 LIBOR Loan                          337            48,081,891         16.4
5/25 LIBOR Loan                          800           121,517,582         41.5
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

                          PREPAYMENT PENALTIES SUMMARY
                          ----------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
PREPAYMENT PENALTIES             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

None                                     712           $96,030,979         32.8%
12 Months                                  1               101,204          0.0
24 Months                                190            27,569,269          9.4
36 Months                                585            79,642,642         27.2
60 Months                                607            89,371,082         30.5
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

The weighted average prepayment penalty term with respect to the Non-Conforming Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 45 months.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        39

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                               STATE DISTRIBUTIONS
                               -------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
STATES                           MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
Arizona                                   52            $5,689,961          1.9%
Arkansas                                  17             1,319,696          0.5
California                               262            76,118,805         26.0
Colorado                                  78            13,123,622          4.5
Connecticut                               27             6,177,769          2.1
Delaware                                   5               563,050          0.2
District of Columbia                       9             2,126,778          0.7
Florida                                  183            21,199,769          7.2
Georgia                                   61             7,502,929          2.6
Idaho                                      5             1,025,782          0.4
Illinois                                 128            14,284,509          4.9
Indiana                                   37             2,637,683          0.9
Iowa                                       1                75,047          0.0
Kansas                                    22             1,643,244          0.6
Kentucky                                   8               753,172          0.3
Louisiana                                 28             2,640,562          0.9
Maine                                      3               464,112          0.2
Maryland                                  18             2,771,003          0.9
Massachusetts                             29             4,608,241          1.6
Michigan                                 211            21,975,048          7.5
Minnesota                                 61             7,950,878          2.7
Mississippi                               15             1,084,409          0.4
Missouri                                 181            14,853,553          5.1
Montana                                    1               499,516          0.2
Nebraska                                   3               184,787          0.1
Nevada                                    16             2,193,269          0.7
New Hampshire                              8               976,787          0.3
New Jersey                                65            11,208,565          3.8
New Mexico                                23             2,489,202          0.9
New York                                  94            17,560,064          6.0
North Carolina                            39             3,648,599          1.2
North Dakota                               2               106,517          0.0
Ohio                                      57             5,003,222          1.7
Oklahoma                                  24             1,791,366          0.6
Oregon                                    15             2,243,213          0.8
Pennsylvania                              25             1,759,192          0.6
Rhode Island                               4               359,903          0.1
South Carolina                            32             2,659,246          0.9
South Dakota                               1                82,747          0.0
Tennessee                                 40             3,510,389          1.2
Texas                                     43             4,082,359          1.4
Utah                                      10             1,160,384          0.4
Vermont                                    7             1,144,632          0.4
Virginia                                  37             5,468,511          1.9
Washington                                37             8,076,805          2.8
West Virginia                              4               266,239          0.1
Wisconsin                                 61             4,965,438          1.7
Wyoming                                    6               684,604          0.2
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        40

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                              LOAN-TO-VALUE RATIOS
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

50.00% or Less                            70           $10,768,129          3.7%
50.01% to 55.00%                          29             4,867,671          1.7
55.01% to 60.00%                          57            11,984,398          4.1
60.01% to 65.00%                          71            16,705,776          5.7
65.01% to 70.00%                         132            22,804,570          7.8
70.01% to 75.00%                         241            38,214,132         13.1
75.01% to 80.00%                         647            83,610,027         28.6
80.01% to 85.00%                         409            52,512,546         17.9
85.01% to 90.00%                         398            45,836,281         15.7
90.01% to 95.00%                          41             5,411,645          1.8
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

Loan-to-Value Ratios Range is from: 11.84% to 95.00%
Weighted Average is: 77.19%

                            MORTGAGE LOAN AGE SUMMARY
                            -------------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

0                                          2              $184,800          0.1%
1                                        518            72,960,495         24.9
2                                        709           103,587,283         35.4
3                                        717            99,174,366         33.9
4                                        124            14,163,479          4.8
5                                         17             2,017,164          0.7
6                                          6               432,697          0.1
11                                         1               116,319          0.0
12                                         1                78,572          0.0
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

Weighted Average Age (Months) is: 2


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        41

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                              CREDIT SCORE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT SCORES                    MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

Not Scored                                 7              $308,447          0.1%
486 to 500                                14             1,445,435          0.5
501 to 550                               493            51,899,831         17.7
551 to 600                               568            76,836,024         26.2
601 to 650                               508            75,023,431         25.6
651 to 700                               334            53,678,895         18.3
701 to 750                               111            20,153,681          6.9
751 to 800                                59            12,869,930          4.4
801 to 806                                 1               499,502          0.2
                                       -----          ------------        ------
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        ======

Credit Score Range is from: 486 to 806
Weighted Average (scored loans only) is: 616

                              CREDIT GRADE SUMMARY
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
CREDIT GRADE                     MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

CMMC WHOLESALE/RETAIL UNDERWRITING:
A Star                                   264           $44,127,914         15.1%
A0                                       954           150,348,473         51.4
A-                                       235            31,068,063         10.6
B                                        246            26,931,465          9.2
B-                                        62             5,335,042          1.8
C                                         78             7,117,737          2.4
C-                                         3               147,062          0.1
                                       -----          ------------        -----
SUB-TOTAL:                             1,842          $265,075,757         90.6%
                                       =====          ============        =====

CMMC CALL CENTER UNDERWRITING:
A1                                        37            $5,205,409          1.8
A2                                       131            14,553,295          5.0
B1                                        68             6,271,174          2.1
B2                                        14             1,382,450          0.5
C1                                         2               169,067          0.1
C2                                         1                58,025          0.0
                                       -----          ------------        -----
SUB-TOTAL:                               253           $27,639,419          9.4%
                                       =====          ============        =====

TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        42

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                             MAXIMUM MORTGAGE RATES
                             ----------------------

RANGE OF MAXIMUM MORTGAGE          NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
RATES                            MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

12.500% to 12.999%                         1              $449,552          0.2%
13.000% to 13.499%                        62            20,260,120          6.9
13.500% to 13.999%                        80            18,542,307          6.3
14.000% to 14.499%                       107            22,898,278          7.8
14.500% to 14.999%                       231            40,091,412         13.7
15.000% to 15.499%                       251            39,430,098         13.5
15.500% to 15.999%                       430            52,471,788         17.9
16.000% to 16.499%                       316            37,531,852         12.8
16.500% to 16.999%                       338            37,428,394         12.8
17.000% to 17.499%                       143            12,807,162          4.4
17.500% to 17.999%                        94             6,917,414          2.4
18.000% to 18.499%                        25             2,649,458          0.9
18.500% to 18.999%                        10               882,532          0.3
19.000% to 19.499%                         3               153,157          0.1
19.500% to 19.999%                         3               143,627          0.0
20.000% to 20.499%                         1                58,025          0.0
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====

Maximum Mortgage Rate Range is from: 12.999% to 20.375%
Weighted Average is: 15.435%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        43

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1
                                    GROUP IIB

                              NEXT ADJUSTMENT DATE
                              --------------------

                                   NUMBER OF     AGGREGATE PRINCIPAL  PERCENT OF
NEXT ADJUSTMENT DATE             MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP

July 2002                                  4            $1,690,537          0.6%
September 2002                             1               578,223          0.2
November 2002                              1                58,025          0.0
January 2003                               4               592,611          0.2
February 2003                              6             1,505,152          0.5
March 2003                                 3             1,348,484          0.5
April 2003                                 1                78,572          0.0
October 2003                               2                74,878          0.0
December 2003                             68             6,536,296          2.2
January 2004                             349            44,555,544         15.2
February 2004                            307            40,318,861         13.8
March 2004                               212            25,778,520          8.8
April 2004                                 1               116,319          0.0
October 2004                               1                35,628          0.0
November 2004                              1               113,327          0.0
December 2004                             40             4,449,509          1.5
January 2005                             123            17,631,409          6.0
February 2005                            107            16,670,214          5.7
March 2005                                64             9,065,485          3.1
November 2006                              2               264,167          0.1
December 2006                             82             9,707,338          3.3
January 2007                             225            34,660,047         11.8
February 2007                            311            46,840,067         16.0
March 2007                               180            30,045,964         10.3
                                       -----          ------------        -----
TOTAL:                                 2,095          $292,715,175        100.0%
                                       =====          ============        =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        44

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                    GROUP I - FIXED RATE MORTGAGE LOAN GROUP

                                                                                    ORIGINAL                      NUMBER OF MONTHS
                                                                     ORIGINAL     AMORTIZATION    REMAINING          TO PREPAYMENT
                                                                       TERM           TERM          TERM          PENALTY EXPIRATION
CURRENT BALANCE               MORTGAGE RATE      NET MORTGAGE RATE  (IN MONTHS)    (IN MONTHS)   (IN MONTHS)          (IN MONTHS)
  $6,957,074.90                   9.396%               8.886%           180            360           178                    0
  $1,222,133.93                   8.791%               8.281%           116            116           114                    0
  $6,263,069.76                   8.907%               8.397%           179            179           177                    0
  $8,977,181.63                   7.721%               7.211%           240            240           238                    0
 $15,704,553.20                   9.304%               8.794%           360            360           358                    0
  $3,527,446.98                   9.496%               8.986%           180            360           178                   10
    $178,961.27                   7.662%               7.152%           120            120           118                   10
  $1,552,600.60                   9.198%               8.688%           180            180           178                   10
    $378,852.00                   7.694%               7.184%           263            263           261                   10
  $6,068,841.61                   8.414%               7.904%           360            360           358                   10
    $395,432.04                   8.664%               8.154%           180            360           178                   22
     $59,816.80                   7.375%               6.865%           180            180           179                   23
    $116,802.80                   8.900%               8.390%           360            360           357                   21
  $5,518,353.30                   9.053%               8.543%           180            360           178                   34
    $376,186.22                   9.350%               8.840%           120            120           118                   34
  $3,426,247.48                   8.232%               7.722%           180            180           177                   33
  $1,232,888.57                   8.400%               7.890%           240            240           238                   34
 $16,173,371.13                   8.506%               7.996%           360            360           358                   34
 $29,248,310.97                   8.046%               7.536%           180            360           178                   58
  $5,176,695.89                   7.974%               7.464%           116            116           114                   58
 $34,014,686.01                   7.936%               7.426%           179            179           177                   58
 $53,848,064.07                   7.626%               7.116%           241            241           239                   58
$196,254,744.17                   7.552%               7.042%           360            360           358                   58

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                 GROUP IIA - ADJUSTABLE RATE MORTGAGE LOAN GROUP



                              NET        ORIGINAL     REMAINING
    CURRENT      MORTGAGE   MORTGAGE       TERM         TERM       GROSS    INITIAL RATE   PERIODIC
    BALANCE        RATE       RATE     (IN MONTHS)   (IN MONTHS)   MARGIN    CHANGE CAP      CAP
 $1,701,428.15    9.284%     8.774%         360          358       5.344%      1.836%       1.000%
$62,090,638.33    9.079%     8.569%         360          358       5.541%      3.000%       1.500%
 $5,545,807.87    8.816%     8.306%         347          345       5.027%      3.000%       1.357%
$30,619,816.51    8.968%     8.458%         360          358       5.342%      3.000%       1.452%
   $134,919.06    8.550%     8.040%         360          359       4.000%      3.000%       1.500%
   $267,801.11    7.500%     6.990%         360          359       4.625%      2.000%       1.000%
$33,239,603.56    8.585%     8.075%         360          358       5.928%      3.000%       1.500%
   $445,367.11    8.070%     7.560%         360          358       3.912%      1.874%       1.000%
$19,159,498.34    8.717%     8.207%         360          358       5.832%      3.000%       1.500%
$45,012,106.83    8.309%     7.799%         360          358       5.885%      3.000%       1.499%
$10,204,715.24    8.074%     7.564%         360          358       5.400%      3.000%       1.458%
   $110,229.66    8.250%     7.740%         360          359       4.500%      1.000%       1.000%
 $6,970,872.83    8.131%     7.621%         360          358       5.529%      3.000%       1.500%
 $3,478,490.78    8.516%     8.006%         360          357       5.021%      3.000%       1.248%
$62,512,621.35    7.697%     7.187%         356          354       5.172%      3.000%       1.326%

                                                   NUMBER OF                     NUMBER OF
                                                  MONTHS UNTIL                    MONTH TO
                                        RATE       NEXT RATE                     PREPAYMENT
    CURRENT      MAXIMUM   MINIMUM     CHANGE      ADJUSTMENT                     PENALTY
    BALANCE       RATE      RATE      FREQUENCY       DATE           INDEX       EXPIRATION
 $1,701,428.15   16.119%    9.284%         6            9        6 mo. LIBOR          0
$62,090,638.33   16.078%    9.079%         6           22        6 mo. LIBOR          0
 $5,545,807.87   15.816%    8.816%         6           34        6 mo. LIBOR          0
$30,619,816.51   15.968%    8.968%         6           58        6 mo. LIBOR          0
   $134,919.06   15.550%    8.550%         6           23        6 mo. LIBOR         11
   $267,801.11   14.500%    7.500%         6           11        6 mo. LIBOR         23
$33,239,603.56   15.585%    8.585%         6           22        6 mo. LIBOR         22
   $445,367.11   14.944%    8.070%         6            9        6 mo. LIBOR         34
$19,159,498.34   15.717%    8.717%         6           22        6 mo. LIBOR         34
$45,012,106.83   15.309%    8.309%         6           34        6 mo. LIBOR         34
$10,204,715.24   15.074%    8.074%         6           58        6 mo. LIBOR         34
   $110,229.66   15.250%    8.250%         6            5        6 mo. LIBOR         59
 $6,970,872.83   15.131%    8.131%         6           22        6 mo. LIBOR         58
 $3,478,490.78   15.516%    8.516%         6           33        6 mo. LIBOR         57
$62,512,621.35   14.697%    7.697%         6           58        6 mo. LIBOR         58


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        45

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                   GROUP IIA - FIXED RATE MORTGAGE LOAN GROUP

                                                                         ORIGINAL                      NUMBER OF MONTHS
                                                          ORIGINAL     AMORTIZATION     REMAINING        TO PREPAYMENT
                                                            TERM           TERM            TERM       PENALTY EXPIRATION
CURRENT BALANCE   MORTGAGE RATE    NET MORTGAGE RATE    (IN MONTHS)    (IN MONTHS)     (IN MONTHS)        (IN MONTHS)
$2,242,246.49        11.650%            11.140%            193            193              191                 0
  $403,671.74        12.308%            11.798%            226            226              224                22
$1,390,105.59        11.411%            10.901%            201            201              199                34
  $110,968.60        10.318%            9.808%             180            360              178                58
  $854,479.27        10.549%            10.039%            111            111              109                58
$8,290,760.44        10.676%            10.166%            180            180              178                58
  $730,253.76        11.534%            11.024%            240            240              238                58

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-1

                 GROUP IIB - ADJUSTABLE RATE MORTGAGE LOAN GROUP



                               NET       ORIGINAL     REMAINING
  CURRENT       MORTGAGE    MORTGAGE       TERM         TERM       GROSS   INITIAL RATE  PERIODIC
  BALANCE         RATE        RATE     (IN MONTHS)   (IN MONTHS)   MARGIN   CHANGE CAP     CAP
 $4,612,254.74   9.375%      8.865%        360           358       4.645%     1.734%      1.000%
$58,529,656.17   9.057%      8.547%        360           358       5.557%     3.000%      1.500%
 $4,371,933.90   8.994%      8.484%        360           358       5.091%     3.000%      1.408%
$28,517,134.28   8.870%      8.360%        357           355       5.314%     3.000%      1.475%
   $101,203.71   8.750%      8.240%        360           355       4.000%     3.000%      1.500%
$27,248,845.47   8.603%      8.093%        360           358       5.862%     3.000%      1.500%
    $56,602.54  10.300%      9.790%        360           358       6.875%     3.000%      1.500%
   $263,820.82   8.500%      7.990%        360           358       5.250%     3.000%      1.500%
   $163,179.13   7.676%      7.166%        360           357       4.791%     1.367%      1.000%
$22,236,496.36   8.713%      8.203%        360           358       5.857%     3.000%      1.500%
$40,842,223.54   8.408%      7.898%        360           358       5.636%     3.000%      1.493%
$16,400,743.27   7.851%      7.341%        360           358       5.496%     3.000%      1.470%
 $1,076,170.48   7.396%      6.886%        360           356       4.323%     1.146%      1.037%
 $9,147,896.50   8.843%      8.333%        360           358       5.512%     3.000%      1.500%
 $2,811,130.53   8.225%      7.715%        356           353       4.650%     3.000%      1.213%
$76,335,884.04   7.707%      7.197%        356           354       5.313%     3.000%      1.355%

                                                    NUMBER OF                    NUMBER OF
                                                   MONTHS UNTIL                   MONTH TO
                                         RATE       NEXT RATE                    PREPAYMENT
  CURRENT       MAXIMUM     MINIMUM     CHANGE      ADJUSTMENT                    PENALTY
  BALANCE        RATE        RATE      FREQUENCY       DATE          INDEX       EXPIRATION
 $4,612,254.74  16.121%     9.375%         6            9         6 mo. LIBOR        0
$58,529,656.17  16.057%     9.057%         6            22        6 mo. LIBOR        0
 $4,371,933.90  15.994%     8.994%         6            34        6 mo. LIBOR        0
$28,517,134.28  15.870%     8.870%         6            58        6 mo. LIBOR        0
   $101,203.71  15.750%     8.750%         6            20        6 mo. LIBOR        7
$27,248,845.47  15.603%     8.603%         6            22        6 mo. LIBOR        22
    $56,602.54  17.300%    10.300%         6            34        6 mo. LIBOR        22
   $263,820.82  15.500%     8.500%         6            58        6 mo. LIBOR        22
   $163,179.13  14.043%     7.676%         6            6         6 mo. LIBOR        33
$22,236,496.36  15.713%     8.713%         6            22        6 mo. LIBOR        34
$40,842,223.54  15.408%     8.408%         6            34        6 mo. LIBOR        34
$16,400,743.27  14.851%     7.851%         6            58        6 mo. LIBOR        34
 $1,076,170.48  13.469%     7.396%         6            4         6 mo. LIBOR        56
 $9,147,896.50  15.843%     8.843%         6            22        6 mo. LIBOR        58
 $2,811,130.53  15.225%     8.225%         6            33        6 mo. LIBOR        57
$76,335,884.04  14.707%     7.707%         6            58        6 mo. LIBOR        58


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        46

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE
                     --------------------------------------

------------------------------------------  ------------------------------------------  ------------------------------------------
 PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS   PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS   PAYMENT  AVAILABLE FUNDS  AVAILABLE FUNDS
    DATE      CAP (1) (2)          CAP (3)      DATE      CAP (1) (2)          CAP (3)      DATE      CAP (1) (2)          CAP (3)
 5/25/02            8.051            8.051  10/25/04            8.114           10.026   3/25/07            8.234           13.631
 6/25/02            8.053            8.053  11/25/04            8.117           10.030   4/25/07            8.239           13.639
 7/25/02            8.055            8.055  12/25/04            8.120           10.034   5/25/07            8.246           13.649
 8/25/02            8.057            8.057   1/25/05            8.123           10.038   6/25/07            8.252           13.658
 9/25/02            8.059            8.061   2/25/05            8.126           10.086   7/25/07            8.258           13.668
10/25/02            8.061            8.064   3/25/05            8.129           11.197   8/25/07            8.265           13.678
11/25/02            8.063            8.066   4/25/05            8.132           11.203   9/25/07            8.271           14.220
12/25/02            8.065            8.068   5/25/05            8.136           11.208  10/25/07            8.278           14.231
 1/25/03            8.067            8.070   6/25/05            8.139           11.213  11/25/07            8.285           14.242
 2/25/03            8.069            8.092   7/25/05            8.142           11.218  12/25/07            8.293           14.253
 3/25/03            8.070            8.096   8/25/05            8.146           11.248   1/25/08            8.300           14.265
 4/25/03            8.072            8.099   9/25/05            8.150           11.907   2/25/08            8.308           14.277
 5/25/03            8.074            8.101  10/25/05            8.153           11.914   3/25/08            8.316           14.823
 6/25/03            8.076            8.103  11/25/05            8.157           11.920   4/25/08            8.324           14.836
 7/25/03            8.078            8.105  12/25/05            8.161           11.926   5/25/08            8.333           14.850
 8/25/03            8.080            8.118   1/25/06            8.165           11.932   6/25/08            8.341           14.864
 9/25/03            8.082            8.122   2/25/06            8.169           11.952   7/25/08            8.350           14.878
10/25/03            8.084            8.125   3/25/06            8.174           12.202   8/25/08            8.359           14.893
11/25/03            8.087            8.128   4/25/06            8.178           12.209   9/25/08            8.369           15.377
12/25/03            8.089            8.130   5/25/06            8.182           12.216  10/25/08            8.378           15.393
 1/25/04            8.091            8.133   6/25/06            8.187           12.223  11/25/08            8.388           15.410
 2/25/04            8.093            8.147   7/25/06            8.192           12.230  12/25/08            8.398           15.427
 3/25/04            8.096            9.375   8/25/06            8.196           12.251   1/25/09            8.409           15.444
 4/25/04            8.098            9.379   9/25/06            8.201           12.429   2/25/09            8.420           15.462
 5/25/04            8.101            9.382  10/25/06            8.206           12.437   3/25/09            8.431           15.483
 6/25/04            8.103            9.385  11/25/06            8.211           12.445   4/25/09            8.442           15.503
 7/25/04            8.106            9.388  12/25/06            8.217           12.454   5/25/09            8.454           15.523
 8/25/04            8.109            9.403   1/25/07            8.222           12.463   6/25/09            8.466           15.543
 9/25/04            8.111           10.022   2/25/07            8.228           12.475   7/25/09               --           15.564
------------------------------------------  ------------------------------------------  ------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable Accrual Period.
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 6 month LIBOR remain constant at 2.29%.
(3) Assumes no losses, 10% cleanup call, 27% CPR, and 6 month LIBOR remain constant at 20.00%.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        47

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   14.000%   14.000%   14.000%   14.000%   14.000%
    AVG LIFE                       8.26      1.12      0.95      0.71      0.58
   FIRST PAY                       5/02      5/02      5/02      5/02      5/02
    LAST PAY                      11/16      5/04     12/03      6/03      3/03

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    4.490%    4.386%    4.359%    4.294%    4.233%
    AVG LIFE                      14.84      2.43      2.00      1.40      1.09
    DURATION                      10.64      2.25      1.88      1.33      1.05
   FIRST PAY                      11/16      5/04     12/03      6/03      3/03
    LAST PAY                       2/17      1/05      7/04     11/03      6/03

                                   CLASS IA-3

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    5.135%    5.062%    5.040%    4.984%    4.929%
    AVG LIFE                      17.90      3.72      3.00      2.02      1.53
    DURATION                      11.45      3.31      2.72      1.88      1.44
   FIRST PAY                       2/17      1/05      7/04     11/03      6/03
    LAST PAY                       8/23      3/07      3/06     10/04      2/04

                                   CLASS IA-4

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    5.810%    5.767%    5.749%    5.701%    5.650%
    AVG LIFE                      24.00      6.51      5.00      3.10      2.21
    DURATION                      12.69      5.27      4.23      2.76      2.02
   FIRST PAY                       8/23      3/07      3/06     10/04      2/04
    LAST PAY                       8/28      4/11      9/08      3/06     11/04

                                   CLASS IA-5

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    6.683%    6.662%    6.651%    6.618%    6.572%
    AVG LIFE                      27.50     11.26      8.89      5.35      3.46
    DURATION                      12.34      7.71      6.52      4.36      2.99
   FIRST PAY                       8/28      4/11      9/08      3/06     11/04
    LAST PAY                       1/30     12/13     11/11      9/08     12/06


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        48

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IA-6

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    6.146%    6.130%    6.128%    6.117%    6.099%
    AVG LIFE                       9.49      6.98      6.70      5.64      4.53
    DURATION                       6.97      5.47      5.30      4.63      3.85
   FIRST PAY                       5/05      5/05      5/05      7/05     10/05
    LAST PAY                       8/13     11/11      9/11      9/08     12/06

                                   CLASS IM-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    6.569%    6.533%    6.520%    6.491%    6.473%
    AVG LIFE                      23.06      7.82      6.39      4.47      3.77
    DURATION                      11.52      5.83      4.99      3.74      3.25
   FIRST PAY                      10/17      2/06      6/05      6/05      8/05
    LAST PAY                       1/30     12/13     11/11      9/08     12/06

                                   CLASS IM-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    7.061%    7.021%    7.008%    6.976%    6.955%
    AVG LIFE                      23.06      7.82      6.39      4.45      3.68
    DURATION                      11.03      5.71      4.90      3.67      3.14
   FIRST PAY                      10/17      2/06      6/05      5/05      6/05
    LAST PAY                       1/30     12/13     11/11      9/08     12/06

                                    CLASS IB

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    7.060%    7.019%    7.004%    6.970%    6.947%
    AVG LIFE                      22.77      7.45      6.08      4.22      3.47
    DURATION                      10.98      5.53      4.73      3.52      2.98
   FIRST PAY                      10/17      2/06      6/05      5/05      5/05
    LAST PAY                       1/30     12/13     11/11      9/08     12/06


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        49

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------

                                   CLASS IIA-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   24.000%   24.000%   24.000%   24.000%   24.000%
    AVG LIFE                      19.10      3.31      2.59      1.51      0.98
   FIRST PAY                       5/02      5/02      5/02      5/02      5/02
    LAST PAY                      11/30      5/11      6/09      9/06      1/05

                                   CLASS IIA-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   26.000%   26.000%   26.000%   26.000%   26.000%
    AVG LIFE                      19.66      3.27      2.55      1.48      0.95
   FIRST PAY                       5/02      5/02      5/02      5/02      5/02
    LAST PAY                      11/30      5/11      6/09      9/06     12/04

                                   CLASS IIM-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   68.000%   68.000%   68.000%   68.000%   68.000%
    AVG LIFE                      26.29      5.97      4.86      4.02      2.95
   FIRST PAY                       7/24      5/05      7/05     11/05      1/05
    LAST PAY                      11/30      5/11      6/09      9/06      4/05

                                   CLASS IIM-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                  110.000%  110.000%  110.000%  110.000%  110.000%
    AVG LIFE                      26.29      5.97      4.83      3.70      3.02
   FIRST PAY                       7/24      5/05      5/05      7/05      4/05
    LAST PAY                      11/30      5/11      6/09      9/06      4/05

                                    CLASS IIB

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                  170.000%  170.000%  170.000%  170.000%  170.000%
    AVG LIFE                      25.91      5.45      4.41      3.38      3.02
   FIRST PAY                       7/24      5/05      5/05      5/05      4/05
    LAST PAY                      11/30      5/11      6/09      9/06      4/05


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        50

                       PRICE/CBE YIELD TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IA-5

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    6.688%    6.717%    6.720%    6.687%    6.577%
    AVG LIFE                      28.17     13.45     10.87      6.35      3.50
    DURATION                      12.44      8.55      7.40      4.92      3.02
   FIRST PAY                       8/28      4/11      9/08      3/06     11/04
    LAST PAY                       1/32      5/25     11/21      3/16     12/07

                                   CLASS IA-6

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    6.146%    6.130%    6.128%    6.123%    6.120%
    AVG LIFE                       9.49      6.98      6.70      6.24      5.98
    DURATION                       6.97      5.47      5.30      5.00      4.83
   FIRST PAY                       5/05      5/05      5/05      7/05     10/05
    LAST PAY                       8/13     11/11      9/11      9/11      6/12

                                   CLASS IM-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    6.570%    6.535%    6.524%    6.496%    6.479%
    AVG LIFE                      23.24      8.30      6.85      4.78      3.99
    DURATION                      11.55      6.03      5.20      3.92      3.40
   FIRST PAY                      10/17      2/06      6/05      6/05      8/05
    LAST PAY                       7/31      3/18      1/16      8/11      1/09

                                   CLASS IM-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    7.061%    7.023%    7.010%    6.980%    6.959%
    AVG LIFE                      23.19      8.15      6.68      4.64      3.82
    DURATION                      11.05      5.85      5.03      3.79      3.24
   FIRST PAY                      10/17      2/06      6/05      5/05      6/05
    LAST PAY                       3/31      2/17      8/14      8/10      4/08

                                    CLASS IB

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                    7.060%    7.019%    7.005%    6.971%    6.947%
    AVG LIFE                      22.77      7.47      6.10      4.23      3.48
    DURATION                      10.98      5.54      4.74      3.52      2.99
   FIRST PAY                      10/17      2/06      6/05      5/05      5/05
    LAST PAY                       5/30     10/14      7/12      2/09      4/07


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        51

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                       -----------------------------------

                                   CLASS IIA-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   24.041%   25.635%   25.770%   26.134%   24.000%
    AVG LIFE                      19.15      3.60      2.83      1.67      0.98
   FIRST PAY                       5/02      5/02      5/02      5/02      5/02
    LAST PAY                       1/32      1/22      3/18      5/12      1/05

                                   CLASS IIA-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   26.050%   27.715%   27.800%   28.005%   26.000%
    AVG LIFE                      19.71      3.55      2.78      1.61      0.95
   FIRST PAY                       5/02      5/02      5/02      5/02      5/02
    LAST PAY                       2/32      9/21     11/17     11/11     12/04

                                   CLASS IIM-1

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                   68.097%   70.407%   70.467%   70.088%   76.932%
    AVG LIFE                      26.41      6.53      5.31      4.31      4.08
   FIRST PAY                       7/24      5/05      7/05     11/05      1/05
    LAST PAY                      11/31      4/17      4/14     10/09      3/09

                                   CLASS IIM-2

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                  110.121%  112.791%  112.868%  112.620%  123.104%
    AVG LIFE                      26.39      6.37      5.14      3.90      4.02
   FIRST PAY                       7/24      5/05      5/05      7/05     10/05
    LAST PAY                       9/31      6/15     10/12     10/08     12/06

                                    CLASS IIB

PREPAYMENT SPEED                      0%       80%      100%      150%      200%
  100-00 Price                  170.023%  170.499%  170.503%  170.490%  176.499%
    AVG LIFE                      25.92      5.49      4.44      3.40      3.28
   FIRST PAY                       7/24      5/05      5/05      5/05      5/05
    LAST PAY                       3/31      8/12      6/10      5/07     10/05


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prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[JPMorgan LOGO]                        52